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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                           _______________________

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



             December 12, 1996                  December 11, 1996
             ____________________________________________________
                                               (Date of earliest
                                                event reported)



                      PUGET SOUND POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


             Washington            1-4393            91-0374630
             (State or other       (Commission       (I.R.S. Employer
             jurisdiction of       File Number)      Identification
             incorporation)                          Number)



             411 108th Avenue N.E., Bellevue, Washington 98004-5515
              (Address of principal executive offices, zip code)


             Registrant's telephone number, including area code:
                                206/454-6363



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ITEM 5   OTHER EVENTS

Puget Sound Power & Light Company and Washington Energy Company (through its principal subsidiary, Washington Natural Gas Company) today (December 11,
1996) filed a stipulated settlement agreement in the companies' merger proposal before the Washington Utilities and Transportation Commission ("Commission"). The settlement agreement was signed by the regulatory staff of the Commission and by the Public Counsel Section of the Washington State Office of the Attorney General, as well as by the two companies.

The next step in the regulatory process is a hearing on the stipulated agreement, tentatively set for December 18, followed by the filing of final briefs on January 3, 1997. The Commission is expected to render its decision in early January. The Commission's decision is the only regulatory approval required for completion of the merger. If the Commission's final order is issued in a timely manner and is satisfactory to the Boards of Directors of the respective companies, the merger could be effective January 31, 1997.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PUGET SOUND POWER & LIGHT COMPANY

Date:  December 11, 1996           By
                                            William S. Weaver
                                      ___________________________
                                            William S. Weaver
                                            Executive Vice President
                                            and Chief Financial Officer